UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 25, 2011
Date of Report (date of Earliest Event Reported)

CHINA TEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA 92130
(Address of principal executive offices and zip code)

1-760-230-8986
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy simultaneously the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 25, 2011, RBSM, LLP (“RBSM”) resigned as the independent registered public accounting firm of China Tel Group, Inc. (the “Registrant” or the “Company”).  RBSM was engaged on June 28, 2010 as the Company’s independent registered public accounting firm.  RBSM did not issue any audit report on the Company’s financial statements for each of the two most recent fiscal years.

Effective February 28, 2011, by unanimous written consent of the Company’s Board of Directors, the Company accepted RBSM’s resignation.

During the period beginning on June 28, 2010 (the date that the Company engaged RBSM) through February 25, 2011, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.   RBSM notified the Company that the terms of the Subscription and Shareholders’ Agreement (“the Agreement”), dated February 16, 2009, among (i) Trussnet Capital Partners (HK), Ltd., (ii) Thrive Century International Limited, (iii) Newtop Holdings Limited, (iv) ChinaComm Limited, (v) Qui Ping, (vi) Yuan Yi, (vii) CECT Chinacomm Co. Ltd., and (viii) CECT Chinacomm Shanghai Co. Ltd., was not adequately disclosed in the Company’s prior filings under the Securities and Exchange Act of 1934. Members of the Company's Board of Directors discussed this subject with RBSM and authorized RBSM to respond to inquiries by the Company's successor accounting firm regarding this subject.  Except for the inadequacy of the disclosures related to the Agreement, there were no other reportable events as defined in item 304(a)(1)(v) of Regulation S-K.  The Company believes it adequately disclosed the Agreement in its prior filings, but intends to more fully discuss the Agreement and Addendum thereto in the Company’s Form 10-K for the period ended December 31, 2010.  A copy of the Agreement and the Addendum thereto are attached hereto as Exhibits 10.1 and 10.2, respectively.

The Company provided RBSM with a copy of this disclosure, as set forth in Item 304 (a)(3) of Regulation S-K, and requested that RBSM furnish a letter addressed to the United States Securities and Exchange Commission  ("the SEC") stating whether or not it agrees with the above statements.  A copy of the letter from RBSM to the SEC is attached hereto as Exhibit 16.1.

The Company is in the process of interviewing qualified public accounting firms to retain as its independent registered public accounting firm.

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Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit.

10.1	The Agreement dated February 16, 2009
10.2	Addendum to the Agreement dated February 16, 2009
16.1	Letter from RBSM LLP to the United States Securities and Exchange Commission dated March 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TEL GROUP, INC.
Date: March 3, 2011	By: /s/ Carlos Trujillo
Name: Carlos Trujillo
Title: Chief Financial Officer

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